                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [ ]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                              Warren Bancorp, Inc.
                (Name of Registrant as Specified In Its Charter)

                              Warren Bancorp, Inc.
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                              WARREN BANCORP, INC.
                  10 Main Street, Peabody, Massachusetts 01960

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Warren Bancorp, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of the stockholders of Warren Bancorp, Inc. (the "Annual Meeting") will be held at the Peabody Marriott Hotel, 8A Centennial Drive, Peabody, Massachusetts, on Wednesday, May 2, 2001, at 10:00 A.M., local time, for the purpose of considering and voting upon the following matters:

         1. Election of seven Directors, each to serve for a three-year term until the 2004 Annual Meeting of stockholders;

         2.       Such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on March 5, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only holders of common stock at the record date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.



                                          By the order of the Board of Directors


                                          Susan G. Ouellette, Clerk



Peabody, Massachusetts
March 26, 2001



WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN REVOKE YOUR PROXY AND VOTE IN PERSON.

                              WARREN BANCORP, INC.
                  10 Main Street, Peabody, Massachusetts 01960

                                 PROXY STATEMENT

                  ANNUAL MEETING OF STOCKHOLDERS - MAY 2, 2001


         This Proxy Statement is furnished to stockholders of Warren Bancorp, Inc. ("Bancorp" or the "Corporation") in connection with the solicitation of proxies by the Board of Directors of Bancorp for the Annual Meeting of Stockholders of Bancorp (the "Annual Meeting") on Wednesday, May 2, 2001, and any adjournments thereof.

         Stockholders are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed envelope. If the enclosed form of proxy is properly executed and returned to Bancorp in time to be voted at the Annual Meeting, the shares represented thereby will, unless such proxy has previously been revoked, be voted in accordance with the instructions marked thereon. Executed proxies with no instructions indicated thereon will be voted FOR the election of the nominees for Directors named below. Distribution of the Proxy Statement and the accompanying proxy materials commenced on or about March 28, 2001.

         The presence of a stockholder at the Annual Meeting will not automatically revoke that stockholder's proxy. A stockholder may, however, revoke a proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by filing with the Clerk of Bancorp a written notice of revocation, by delivering to Bancorp a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies in connection with the Annual Meeting should be addressed as follows: Warren Bancorp, Inc., Post Office Box 6159, 10 Main Street, Peabody, Massachusetts 01961-6159, attention: Shareholder Relations Department.

         Bancorp's Annual Report to Stockholders for the year ended December 31, 2000, which includes Bancorp's Annual Report to the Securities and Exchange Commission on Form 10-K (without exhibits), is being mailed to stockholders with this Proxy Statement. The Annual Report to Stockholders is not part of the proxy materials. Bancorp will provide without charge to each person receiving a copy of this Proxy Statement a copy of the exhibits to its Annual Report on Form 10-K, upon written request. Request should be directed to Warren Bancorp, Inc., Post Office Box 6159, 10 Main Street, Peabody, Massachusetts 01961-6159, attention: Shareholder Relations Department.

                                VOTING SECURITIES


         The Board of Directors has fixed the close of business on March 5, 2001 as the record date (the "Record Date") for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. On the Record Date there were 7,337,611 shares of Common Stock ("Common Stock") of Bancorp outstanding. As of the Record Date there were approximately 600 holders of record of the Common Stock. All such shares carry voting rights and all stockholders are entitled to cast one vote for each such share held of record at the close of business on the Record Date upon each matter properly brought before the Annual Meeting or any adjournment thereof. Holders of the Common Stock are not entitled to cumulative voting in the election of directors. A majority of the outstanding shares of Common Stock present in person or by proxy will constitute a quorum for transaction of business at the Annual Meeting.

         Shares with respect to which votes have been withheld from any director and shares abstaining from voting, and broker non-votes (i.e., shares represented in the meeting held by brokers on nominees as to which instructions have not been received from the beneficial owners entitled to vote such shares and with respect to which one or more but not all proposals, such brokers or nominees do not have discretionary voting power), will be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business. Abstentions and broker non-votes will have no effect on the election of directors, since directors are elected by a plurality of shares voting at the Annual Meeting.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK


         The table below sets forth, as of March 1, 2001, certain information about persons known to Bancorp to own, directly or beneficially, more than five percent of Bancorp's outstanding Common Stock.

                                                                    AMOUNT AND NATURE
NAME AND ADDRESS                                                       OF BENEFICIAL             PERCENT
OF BENEFICIAL OWNER                                                      OWNERSHIP               OF CLASS
-------------------                                                 -----------------           ----------
Perkins, Wolf, McDonnell & Company............................           771,500 (1)            10.51% (5)
2300 Main Street, Suite 1000
Kansas City, MO 64108

The Banc Funds................................................           627,900 (2)             8.56% (5)
208 South LaSalle Street, Suite 1680
Chicago, IL  60604

Dimensional Fund Advisors, Inc................................           520,700 (3)             7.10% (5)
1299 Ocean Avenue
Suite 650
Santa Monica, California  90401

Franklin Mutual Advisers, LLC.................................           415,300 (4)             5.66% (5)
777 Mariners Island Boulevard
P.O. Box 7777
San Mateo, California  94404-7777

----------------------------------

(1) Based on information contained in Amendment No. 2 to a Schedule 13G filed by them with the Securities and Exchange Commission (the "Commission") on February 9, 2000, Perkins, Wolf, McDonnell & Company is deemed to have voting and investment powers shared with others.

(2)      Based on information received from The Banc Funds.

(3) Based on information contained in Amendment No. 9 to a Schedule 13G filed by them with the Commission on February 2, 2001, Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 520,700 shares of Warren Bancorp, Inc. common stock as of December 31, 2000, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(4) Based on information contained in Amendment No. 1 to a Schedule 13G filed by them with the Commission on January 19, 2001 by Franklin Mutual Advisers, LLC and certain affiliated persons and entities, reporting beneficial ownership as of December 31, 2000. This Schedule 13G indicates that Franklin Mutual Advisers, LLC, registered under the Investment Company Act of 1940, is the beneficial owner of 415,300 shares of the Common Stock outstanding of Warren Bancorp, Inc. as a result of acting as an investment advisor to several investment companies registered under Section 8 of the Investment Company Act of 1940.

(5) Percentages as reported are based on the number of shares issued and outstanding at March 1, 2001.

         The following table shows as of March 1, 2001, the number of shares of Bancorp's Common Stock owned beneficially by each nominee for director, each director, each of the individuals named in the Summary Compensation Table, and by all nominees, directors and executive officers of Bancorp as a group.


                                                                       PERCENT
                                                     BENEFICIALLY     OF CLASS
NAME                                                   OWNED (1)    (IF OVER 1%)
----                                                 ------------   ------------

Peter V. Bent .....................................      29,200(2)
Stephen J. Connolly, IV ...........................     114,400(3)      1.56%
Francis L. Conway .................................      26,000(4)
Leo C. Donahue ....................................     139,326(5)      1.88%
Robert R. Fanning, Jr .............................      21,600(6)
Arthur E. Holden ..................................      35,400(7)
Stephen R. Howe ...................................      51,200(8)
Stephen G. Kasnet .................................     113,477(9)      1.55%
Linda Lerner ......................................      23,000(10)
Arthur E. McCarthy ................................      73,600(11)
Arthur J. Pappathanasi ............................      20,400(12)
Paul M. Peduto ....................................     151,665(13)     2.06%
George W. Phillips ................................     170,000         2.32%
John R. Putney ....................................     146,245(14)     1.98%
John D. Smidt .....................................      61,168(15)
Mark J. Terry .....................................      32,144(16)
John H. Womack ....................................      19,300(17)
All nominees, directors and
  executive officers as a
  group (17 persons) ..............................   1,228,125        16.09%
----------------------

(1) Beneficial ownership of Common Stock has been determined in accordance with Rule 13d-3 under the Securities Act of 1934, as amended (the "1934 Act"). For purposes of this table a person is deemed to be the beneficial owner of Common Stock if that person has or shares voting power or investment power in respect of such Common Stock or has the right to acquire ownership within 60 days after March 1, 2001. Accordingly, the amounts shown on the table do not purport to represent beneficial ownership for any purpose other than compliance with the reporting requirements of the 1934 Act. Further, beneficial ownership as determined in this matter does not necessarily bear on the economic incidents of ownership of Common Stock. Voting power or investment power with respect to shares reflected on the table is not shared with others except as otherwise indicated.

(2) Includes 4,200 shares held in a retirement trust for Mr. Bent. Also includes 10,000 shares held in a residuary trust of which Mr. Bent is a one-third beneficiary. Also includes options presently exercisable or exercisable within 60 days to purchase 11,400 shares under the Warren Bancorp, Inc. 1995 and 1998 Incentive and Nonqualified Stock Option Plans.

(3) Includes 95,600 shares owned in the name of Connolly Brothers, Inc., of which Mr. Connolly is President and sole stockholder. Also includes options presently exercisable or exercisable within 60 days to purchase 8,800 shares under the Warren Bancorp, Inc. 1986, 1995 and 1998 Incentive and Nonqualified Stock Option Plans.

(4) Includes 12,000 shares as to which Mr. Conway shares voting and investment power with his wife. Also includes options presently exercisable or exercisable within 60 days to purchase 14,000 shares under the Warren Bancorp, Inc. 1986, 1995 and 1998 Incentive and Nonqualified Stock Option Plans.

(5) Voting and investment power is shared with his wife. Includes options presently exercisable or exercisable within 60 days to purchase 61,240 shares under the Warren Bancorp, Inc. 1986, 1995 and 1998 Incentive and Nonqualified Stock Option Plans. Also includes 5,446 shares beneficially owned by Mr. Donahue under the Bank's 401(k) Savings Plans.

(6) Voting and investment power is shared with his wife. Includes options presently exercisable or exercisable within 60 days to purchase 8,800 shares under the Warren Bancorp, Inc. 1986, 1995 and 1998 Incentive and Nonqualified Stock Option Plans.

(7) Includes 26,400 shares as to which Mr. Holden shares voting and investment power with his wife. Also, includes options presently exercisable or exercisable within 60 days to purchase 8,400 shares under the Warren Bancorp, Inc. 1995 and 1998 Incentive and Nonqualified Stock Option Plans.

(8) Includes options presently exercisable or exercisable within 60 days to purchase 8,800 shares under the Warren Bancorp, Inc. 1986, 1995 and 1998 Incentive and Nonqualified Stock Option Plans. Does not include 8,800 shares held by a testamentary trust of which Mr. Howe is the sole beneficiary and to which he disclaims beneficial ownership.

(9) Includes 86,677 shares as to which Mr. Kasnet shares voting rights with his wife. Also includes 22,000 shares held in retirement trust for the benefit of Mr. Kasnet. Also includes options presently exercisable or exercisable within 60 days to purchase 4,800 shares under the Warren Bancorp, Inc. 1995 and 1998 Incentive and Nonqualified Stock Option Plans.

(10) Includes options presently exercisable or exercisable within 60 days to purchase 15,000 shares under the Warren Bancorp, Inc. 1995 and 1998 Incentive and Nonqualified Stock Option Plans.

(11) Includes options presently exercisable or exercisable within 60 days to purchase 10,600 shares under the Warren Bancorp, Inc. 1986, 1995 and 1998 Incentive and Nonqualified Stock Option Plans. Mr. McCarthy's wife owns an additional 30,000 shares as to which he disclaims beneficial ownership.

(12) Includes options presently exercisable or exercisable within 60 days to purchase 10,800 shares under the Warren Bancorp, Inc. 1995 and 1998 Incentive and Nonqualified Stock Option Plans.

(13) Includes 99,360 shares as to which Mr. Peduto shares voting and investment power with his wife. Also includes options presently exercisable or exercisable within 60 days to purchase 41,480 shares under the Warren Bancorp, Inc. 1986, 1991, 1995 and 1998 Incentive and Nonqualified Stock Option Plans. Also includes 6,425 shares beneficially owned by Mr. Peduto under the Bank's 401(k) Savings Plan.

(14) Includes 95,600 shares as to which Mr. Putney shares voting and investment power with his wife. Also includes 6,400 shares held in retirement trust for the benefit of Mr. Putney. Also includes options presently exercisable or exercisable within 60 days to purchase 40,800 shares under the Warren Bancorp, Inc. 1995 and 1998 Incentive and Nonqualified Stock Option Plans. Also includes 3,445 shares beneficially owned by Mr. Putney under the Bank's 401(k) Savings Plan.

(15) Includes 39,500 shares as to which Mr. Smidt shares voting and investment power with his wife. Also includes 12,868 shares held in retirement trust for the benefit of Mr. Smidt. Also includes options presently exercisable or exercisable within 60 days to purchase 8,800 shares under the Warren Bancorp, Inc. 1986, 1995 and 1998 Incentive and Nonqualified Stock Option Plans. Mr. Smidt's wife owns an additional 1,000 shares in a retirement trust as to which he disclaims beneficial ownership.

(16) Includes options presently exercisable within 60 days to purchase 30,560 shares under the Warren Bancorp, Inc. 1995 and 1998 Incentive and Nonqualified Stock Option Plans. Also includes 1,584 shares beneficially owned by Mr. Terry under the Bank's 401(k) Savings Plan.

(17) Includes options presently exercisable or exercisable within 60 days to purchase 10,600 shares under the Warren Bancorp, Inc. 1986, 1995 and 1998 Incentive and Nonqualified Stock Option Plans.





                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Bancorp's executive officers and directors and persons who own more than 10% of a registered class of Bancorp's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish Bancorp with copies of all Section 16(a) reports they file. To Bancorp's knowledge, based solely on review of the copies of such reports furnished to Bancorp and written representations that no other reports were required during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its executive officers, directors, and greater than 10% beneficial owners were satisfied except for the following late filing: Mr. Curtin, who retired as a director effective June 7, 2000, filed one Form 5 reporting the transfer of 14,000 shares owned by Mr. Curtin's wife for which he disclaims beneficial interest to a revocable trust and the reinvestment of dividends into the trust.

                        ELECTION OF A CLASS OF DIRECTORS

         The Board of Directors of Bancorp presently consists of fifteen members and is divided into three classes as nearly equal in number as possible. The term of office of one class of Directors expires each year and their successors are elected at each annual meeting of stockholders for a term of three years and until their successors are duly elected and qualified.

         At the Annual Meeting, seven Directors will be elected to serve until the 2004 annual meeting and until their respective successors are duly elected and qualified. The Board of Directors has nominated Francis L. Conway, Arthur E. Holden, Stephen G. Kasnet, Linda Lerner, Arthur J. Pappathanasi, George W. Phillips and John H. Womack for election as Directors to serve until the 2004 annual meeting. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of Messrs. Conway, Holden, Kasnet, Pappathanasi, Phillips, Womack and Ms. Lerner as Directors. Each of Messrs. Conway, Holden, Kasnet, Pappathanasi, Phillips, Womack and Ms. Lerner has agreed to stand for election and to serve if elected as a Director. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

         The affirmative vote of holders of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting is necessary to elect the nominees as Directors.


INFORMATION REGARDING NOMINEES AND DIRECTORS

         The following table sets forth for each of the seven nominees for election as Directors at the Annual Meeting the nominee's name, age as of March 1, 2001 the nominee's principal occupation for at least the past five years and the year in which the nominee was first elected as a Director of Bancorp, based on information furnished by the nominee to Bancorp. Similar information is provided for those Directors whose terms expire at the annual meetings of the stockholders of Bancorp in 2002 and 2003.

                                    NOMINEES
                            (TERMS TO EXPIRE IN 2004)

NAME AND PRINCIPAL OCCUPATION FOR                                                                       DIRECTOR
PAST FIVE YEARS; DIRECTORSHIPS                                                             AGE          SINCE (1)
---------------------------------                                                          ---          ---------
Francis L. Conway   (3)..............................................................       60            1978
   Chairman, Conway, Cahill-Brodeur Funeral Home LLC since 2000; President and
   Treasurer, F.L. Conway & Sons, Inc. (funeral home) since prior to 1996 to
   2000.

Arthur E. Holden   (2)(4)............................................................       72            1978
   Vice President, Holden Oil, Inc. since 2000; President, Holden Oil., Inc. and
   Vice President, Holden Bottled Gas, Inc. since prior to 1995 to 2000.

NAME AND PRINCIPAL OCCUPATION FOR                                                                       DIRECTOR
PAST FIVE YEARS; DIRECTORSHIPS                                                             AGE          SINCE (1)
---------------------------------                                                          ---          ---------
Stephen G. Kasnet   (2)(4)...........................................................       55             1983
  Chairman of the Board of Bancorp and Bancorp's wholly owned subsidiary, Warren
  Five Cents Savings Bank (the "Bank"), since prior to 1996; President and Chief
  Executive Officer, Harbor Global Co., Ltd. since 2000; President and Chief
  Executive Officer, Calypso Management, LLC. since 2000; President, Management
  Board, Pioneer Polish Real Estate Fund, since 1997; Executive Vice President,
  The Pioneer Group since prior to 1996 to 2000; Vice President, Pioneer Group,
  (mutual fund complex, real estate investment management), since prior to 1996 to 1998; President, Pioneer Real Estate Advisors, Inc. since prior to 1996 to
  2000; President, Pioneer Global Investments, 1998 to 2000; President, Pioneer
  Global Institutional Advisors, 1997 to 1998.

Linda Lerner   (3)...................................................................       62             1995
  Retired since prior to 1996.

Arthur J. Pappathanasi   (2)(3)......................................................       62             1995
  President of Richdale Dairy Stores, LLC since 1998; President of Scangas
  Realty Associates since prior to 1996; President and Chief Executive Officer of West Lynn Creamery, Inc. and Richdale Dairy Stores, Inc. since prior to
  1996 to 1998.

George W. Phillips...................................................................       62             1991
  Retired since 1997; President and Chief Executive Officer of Bancorp and the
  Bank since prior to 1996 to 1997.

John H. Womack   (3).................................................................       56             1989
  President and Chief Executive Officer, TJM Enterprise, Inc. and TJM Apparel
  since 1998; President and Chief Executive Officer, JJS Services, Inc.
  (janitorial services) since prior to 1996 to 1998; President, Peabody Paper &
  Industrial Supply since prior to 1996. Mr. Womack was President of Classical
  Foods, Inc. which filed for bankruptcy on June 20, 1996. Mr. Womack is also
  Pastor of Metropolitan Baptist Church, Dorchester, MA.


                                 OTHER DIRECTORS
                            (TERMS TO EXPIRE IN 2002)

NAME AND PRINCIPAL OCCUPATION FOR                                                                       DIRECTOR
PAST FIVE YEARS; DIRECTORSHIPS                                                             AGE          SINCE (1)
---------------------------------                                                          ---          ---------
Peter V. Bent   (3)..................................................................       55             1995
  Owner/Manager of Brown's Yacht Yard since prior to 1996.

Stephen R. Howe   (3)................................................................       65             1976
  Consultant since June, 2000; certified public accountant in private practice since prior to 1996 to June, 2000.

NAME AND PRINCIPAL OCCUPATION FOR                                                                       DIRECTOR
PAST FIVE YEARS; DIRECTORSHIPS                                                             AGE          SINCE (1)
---------------------------------                                                          ---          ---------
Arthur E. McCarthy (2)(4)............................................................       65             1979
  Vice President and Managing Director, Tucker Anthony, Inc. (investment advisors) since prior to 1996; Director, Tucker Anthony, Inc.

John D. Smidt........................................................................       58             1989
  President and Treasurer, John Smidt Co., Inc. (contract leather finishing)
  since prior to 1996.


                                 OTHER DIRECTORS
                            (TERMS TO EXPIRE IN 2003)

NAME AND PRINCIPAL OCCUPATION FOR                                                                       DIRECTOR
PAST FIVE YEARS; DIRECTORSHIPS                                                             AGE          SINCE (1)
---------------------------------                                                          ---          ---------
Stephen J. Connolly, IV   (4)........................................................       51             1989
  President, Connolly Brothers, Inc. (building contractors) since prior to 1996.

Robert R. Fanning, Jr.   (2)(3)(4)...................................................       58             1988
  President-Emeritus of Northeast Health Systems, Inc. since 2000; President and
  Chief Executive Officer of Northeast Health Systems, Inc. since prior to 1996 to 2000; President and Chief Executive Officer, Beverly Hospital Corporation
  since prior to 1996 to 2000; Director, Health Care Property Investors since prior to 1996.

Paul M. Peduto.......................................................................       51             1988
  Treasurer of Bancorp and Executive Vice President, Chief Financial Officer and
  Treasurer of the Bank since prior to 1996.

John R. Putney.......................................................................       57             1997
  President and Chief Executive Officer of Bancorp and the Bank since 1998;
  Executive Vice President of Bancorp and the Bank, 1997; Senior Vice President
  for Corporate Banking and Senior Lending Officer of the Bank since prior to
  1996 to 1997.

-------------------------------
(1) The year shown indicates the beginning of the period during which each of the above-named persons has continuously served as a Director of Bancorp. When used in this Proxy Statement, the term "Director" shall include Directors of Bancorp who were Directors of the Bank prior to its reorganization into holding company form in 1988 and Trustees of the Bank prior to the Bank's conversion to stock form of organization in 1986.

(2)  Member of the Executive Committee.

(3)  Member of the Finance, Audit and Compliance Committee.

(4)  Member of the Nominating Committee.

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

         The Board of Directors of Bancorp held 11 meetings during 2000. During 2000 each incumbent Director, except Robert R. Fanning, Jr., attended 75 percent or more of the total of all meetings of the Board of Directors and the committees of the Board of Directors on which each served during the period for which he or she served. The standing committees of the Board include: an Executive Committee; a Finance, Audit and Compliance Committee and a Nominating Committee. The Finance, Audit and Compliance Committee, and the Nominating Committee are described below. The Executive Committee of Bancorp, acting jointly with the Executive Committee of the Bank, both of which do not include any employee Directors, is responsible for all compensation matters.

         NOMINATING COMMITTEE. At December 31, 2000, the Nominating Committee consisted of Stephen J. Connolly, IV, Robert R. Fanning, Jr., Arthur E. Holden, Stephen G. Kasnet and Arthur E. McCarthy, Chairman. The Nominating Committee met once during 2000. The Nominating Committee selects nominees for election as Directors; determines committee assignments and recommends for Board approval the policy regarding directors' compensation. Meetings are held as necessary to accomplish the objectives of the Nominating Committee. The Nominating Committee will consider written recommendations from any stockholder of record with respect to nominees for Directors of Bancorp. Such nominations must be delivered to or mailed to and received by Bancorp at its principal executive office no later than March 1, 2002 and no earlier than December 1, 2001 to be considered at the 2002 annual meeting. To submit a nomination, a stockholder should send the nominee's name and the appropriate supporting information required by Bancorp's By-laws to Susan G. Ouellette, Clerk, at Bancorp's principal executive office (see "Stockholder Proposals").

         FINANCE, AUDIT AND COMPLIANCE COMMITTEE. At December 31, 2000, the Finance, Audit and Compliance Committee consisted of Peter V. Bent, Francis L. Conway, Robert R. Fanning, Jr., Stephen R. Howe, Chairman, Linda Lerner, Arthur
J. Pappathanasi and John H. Womack. The Finance, Audit and Compliance Committee reviews and approves the adequacy of management reporting and financial and accounting control systems, as well as monitoring compliance with state and federal laws and regulations. The Committee also approves the selection of independent public accountants, reviews audit and compliance examinations and reports, and approves and monitors appropriate action based upon these reports, and reviews and advises with respect to material transactions with Directors or officers. In addition, the Committee reviews and approves matters relating to financial management and the capital markets. Meetings are held as necessary to accomplish the objectives of the Committee, and in 2000 the Committee met twice. Below is the Report of the Finance, Audit and Compliance Committee.

REPORT OF THE FINANCE, AUDIT AND COMPLIANCE COMMITTEE

         The Finance, Audit and Compliance Committee (the "Committee") operates under a charter that was adopted in 2000, which is attached as Exhibit A. The Committee has reviewed and discussed with management and the independent auditors the Corporation's consolidated balance sheets as of December 31, 2000 and 1999 and consolidated statements of operations, changes in stockholders' equity and cash flows for each of the three years ended December 31, 2000 and has recommended to the Corporation's Board of Directors that those financial statements be included in Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

         The Committee has also discussed with the independent auditors matters required to be discussed by Statement of Auditing Standards 61, REQUIRED COMMUNICATION, and has received from and discussed with the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES. The Committee also considered whether the auditors' provision of non-audit services was compatible with independence rules.

         All Committee members are independent within the definition of the listing requirements of the Nasdaq National Market.


MEMBERS OF THE FINANCE, AUDIT AND COMPLIANCE COMMITTEE

Peter V. Bent
Francis L. Conway
Robert R. Fanning, Jr.
Stephen R. Howe, Chairman
Linda Lerner
Arthur J. Pappathanasi
John H. Womack


                               EXECUTIVE OFFICERS

         The following table sets forth as of March 1, 2001 the names and ages of all executive officers of Bancorp and its subsidiary, the Bank, the positions and offices held by each of them with Bancorp and the Bank, the period during which he has served as such, and the business experience of each during the previous five years.


                                          POSITIONS HELD AND
                                       BUSINESS EXPERIENCE DURING
         NAME                            THE PREVIOUS FIVE YEARS                               AGE
         ----                          --------------------------                              ---

         John R. Putney             President and Chief Executive Officer of                    57
                                    Bancorp and the Bank since 1998;
                                    Director of Bancorp and the Bank since 1997;
                                    Executive Vice President of Bancorp and the
                                    Bank 1997; Senior Vice President for
                                    Corporate Banking and Senior Lending Officer
                                    of the Bank since prior to 1996 to 1997.

         Paul M. Peduto             Treasurer and Director of Bancorp and                       51
                                    Executive Vice President, Chief Financial
                                    Officer, Treasurer and Director of the Bank
                                    since prior to 1996.

         Leo C. Donahue             Senior Vice President for Personal Banking                  51
                                    of the Bank since prior to 1996.

         Mark J. Terry              Senior Vice President for Corporate Banking                 50
                                    and Senior Lending Officer of the Bank since
                                    1998; Senior Vice President, Commercial Real
                                    Estate, 1996-1997; Senior Vice President,
                                    Commercial Real Estate, Eastern Bank, since
                                    prior to 1996 to 1996.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Executive Committees (the "Committees") of the Boards of Directors of Bancorp and the Bank, which are comprised of the same individuals, are responsible for compensation policies and decisions. Bancorp does not pay any separate compensation to the Chief Executive Officer or executive officers of Bancorp, all of whom are executive officers of the Bank and receive compensation in such capacities. Neither John R. Putney nor Paul M. Peduto is or was a member of the Executive Committee of Bancorp or the Bank.

         The Committees' policy with regard to executive compensation is as follows: Salaries and perquisites, other than bonuses and option grants, are based in part on the Committees' subjective evaluation of (a) publicly available information concerning salaries and perquisites earned by individuals with comparable responsibilities and positions at other public companies and (b) the performance of Bancorp and the Bank and individual executive officers. The salary and perquisites paid to the Chief Executive Officer in 2000 are specified in a December 1997 employment agreement between the Chief Executive Officer and Bancorp and the Bank. The Committees review the Chief Executive Officer's salary each year, as required by his employment agreement, and consider increasing his salary on the bases described above. See "Executive Compensation (Salary and Bonus Payments, Options Granted and Other) - Employment Agreement - John R. Putney," below. In the case of compensation for executive officers other than the Chief Executive Officer, the Committees rely to a large extent upon the recommendations of the Chief Executive Officer. Because the Committees believe that employment opportunities for executive officers are not necessarily limited to or coextensive with the financial institutions included in the Nasdaq Bank Index shown in the performance graph below, its review of compensation information includes companies not included in this industry index.

         Bonuses and option grants to the Chief Executive Officer and other executive officers are intended to provide annual and long-term compensation incentives. Bonuses and option grants are awarded to executive officers other than the Chief Executive Officer based mainly on the financial performance of Bancorp and the Bank and on financial performance compared to targets for the business segment for which each executive is responsible. In the case of the Chief Executive Officer, financial performance is compared to targets for Bancorp and the Bank as a whole. These targets are related mainly to net income, return on stockholders' equity and credit quality. Bonuses were paid after the Committees reviewed the financial performance of the Bank for 2000. Stock option grants are intended to create incentives for the long-term growth and financial success of Bancorp and the Bank and to increase the commonality of interest between management and Bancorp's shareholders and are granted as and when determined appropriate by the Committees. Stock option awards during 2000 reflect the Committees' review of the Bank's financial performance. The level of bonuses and stock options awarded to individuals is not based on any formula; instead, a general determination is made based on the above factors and, in the case of executive officers other than the Chief Executive Officer, the recommendations of the Chief Executive Officer.


MEMBERS OF THE EXECUTIVE COMMITTEE(S)

Robert R. Fanning, Jr.
Arthur E. Holden, Chairman
Stephen G. Kasnet
Arthur E. McCarthy
Arthur J. Pappathanasi

EXECUTIVE COMPENSATION (SALARY AND BONUS PAYMENTS, OPTIONS GRANTED AND OTHER)

         The following table sets forth the executive compensation paid for services in all capacities to Bancorp, the Bank and its subsidiaries during calendar years 1998, 1999 and 2000 for the Chief Executive Officer and all other executive officers.


                           SUMMARY COMPENSATION TABLE
                                   (1998-2000)

------------------------------------- --------- ----------- ------------ ----------------- ----------------------- ----------------
                                                                                                 Long Term
                                                      Annual Compensation                       Compensation
                                      --------- ----------- ----------- ------------------ -----------------------
    Name and principal position                                            Other annual            Awards
                                                                                           -----------------------     All other
         December 31, 2000              Year    Salary($)    Bonus($)    Compensation($)     Options(# of Shs.)     Compensation($)
------------------------------------- --------- ----------- ----------- ------------------ ----------------------- ----------------
John R. Putney                          2000     205,000      60,000            0                  20,000              42,054 (1)(5)
  President, Chief Executive            1999     190,500      39,000                               15,000              40,399
  Officer and Director of               1998     182,000      42,000                               15,000              20,813
  Warren Bancorp, Inc., and
  Warren Five Cents Savings
  Bank
------------------------------------- --------- ----------- ----------- ------------------ ----------------------- ----------------
Paul M. Peduto                          2000     141,096      20,000            0                  12,000              23,873 (2)(5)
  Treasurer and Director of             1999     136,615      17,000                               12,000              21,929
  Warren Bancorp, Inc.;                 1998     132,115      17,000                               11,600              20,457
  Executive Vice President,
  Chief Financial Officer,
  Treasurer and Director of
  Warren Five Cents Savings
  Bank
------------------------------------- --------- ----------- ----------- ------------------ ----------------------- ----------------
Leo C. Donahue                          2000     107,000      20,000            0                   6,000              17,407 (3)(5)
  Senior Vice President for             1999     106,461      10,000                               10,000              16,499
  Personal Banking of                   1998     102,917      12,000                               10,600              11,307
  Warren Five Cents Savings
  Bank
------------------------------------- --------- ----------- ----------- ------------------ ----------------------- ----------------
Mark J. Terry                           2000     121,712      30,000            0                  12,000              25,359 (4)(5)
  Senior Vice President for             1999     114,615      27,500                               12,000              22,427
  Corporate Banking of                  1998     110,288      27,500                               11,600              12,418
  Warren Five Cents Savings
  Bank
------------------------------------- --------- ----------- ----------- ------------------ ----------------------- ----------------


------------------
(1) Consists of contribution of $16,554 to Mr. Putney's 401(k) account and premium paid for a split-dollar life insurance policy in the amount of $25,500.
(2) Consists of contribution of $15,373to Mr. Peduto's 401(k) account and premium paid for a split-dollar life insurance policy in the amount of $8,500.
(3) Consists of contribution of $11,535 to Mr. Donahue's 401(k) account and premium paid for a split-dollar life insurance policy in the amount of $5,872.
(4) Consists of contribution of $13,459 to Mr. Terry's 401(k) account and premium paid for a split-dollar life insurance policy in the amount of $11,900.
(5) Owns a split-dollar life insurance policy provided by Bancorp. The ownership of the policy is structured so that upon the executive's death, retirement or other termination of employment, Bancorp will be reimbursed for the cumulative premium amounts paid. The result is that over the life of the program there is minimal cost to Bancorp.

         EMPLOYMENT AGREEMENT - JOHN R. PUTNEY. Mr. Putney, who currently serves as President and Chief Executive Officer and a director of Bancorp and the Bank, entered into an employment agreement with Bancorp and the Bank effective January 1, 1998, the date he began serving as President and Chief Executive Officer. The agreement is for an initial two-year term and automatically extends for an additional one-year period on each anniversary. Mr. Putney may terminate the agreement upon 90 days notice to the Bank subject to an obligation not to solicit Bank customers on behalf of businesses engaged in banking or mortgage lending or encourage Bank customers to terminate or adversely modify their business relationship with the Bank. Mr. Putney is currently paid at a rate of $205,000 per year. The agreement provides for base salary adjustments and bonuses each year. Under the agreement the Bank also provides Mr. Putney with the use of an automobile and customary insurance and retirement benefits.


CONSULTING AGREEMENT

         CONSULTING AGREEMENT - GEORGE W. PHILLIPS. Mr. Phillips, who served as President, Chief Executive Officer and director of Bancorp and the Bank from prior to 1996 to 1997 and currently serves as a director of Bancorp, entered into a consulting agreement with Bancorp effective January 1, 1998. The agreement expired May 31, 2000. For his services Mr. Phillips was paid at a rate of $50,000 per year under the agreement and had agreed to waive director fees and other benefits during the term of the agreement.


SEVERANCE ARRANGEMENTS

         EMPLOYMENT AGREEMENT - JOHN R. PUTNEY. The employment agreement between John R. Putney and Bancorp and the Bank provides that upon a "non-hostile change of control" the term of the employment agreement shall automatically convert to a term of three years from the date of the "change of control" and automatically extend for an additional one-year period on each anniversary. "Non-hostile change of control" is defined in the agreement and generally refers to a 25 percent or more change in ownership of the Common Stock of Bancorp which is consented to by a two-thirds vote of the directors of Bancorp.

         SPECIAL TERMINATION AGREEMENTS. Bancorp and the Bank have entered into severance agreements with Leo C. Donahue, Paul M. Peduto, John R. Putney and Mark J. Terry. Each severance agreement provides severance pay benefits to the relevant officer if his employment is terminated under certain circumstances following a "change of control." "Change of control" is defined in each agreement and generally refers to a 25 percent or more change in ownership of the Common Stock of Bancorp or the Bank which, in some cases, is not consented to by the Board of Directors. If there is such a "change of control" at any time during the term of the agreement, and thereafter the officer's employment were terminated either by Bancorp or the Bank other than for "cause" or by the officer following the officer's demotion, the officer's loss of title or office, or a reduction in the officer's annual compensation, the officer would generally be entitled to receive a lump sum cash payment equal to approximately three times his average annual compensation over his five most recent years of employment with Bancorp or the Bank. The agreements terminate upon the earliest of termination of the officer's employment by Bancorp and the Bank for cause, the officer's resignation or termination for any reason prior to a change in control, or resignation after a change in control except for reasons just described.

         STOCK OPTION AGREEMENTS. Stock option agreements with Leo C. Donahue, Paul M. Peduto, John R. Putney and Mark J. Terry provide that currently exercisable stock options shall immediately vest in full and become exercisable upon a "change of control," as defined in such stock option agreements.

STOCK OPTIONS

         The following tables show, as to the executive officers named in the Summary Compensation Table, information regarding options granted during 2000 and option values at December 31, 2000.


                              OPTION GRANTS IN 2000

--------------------------------------------------------------------------------------------------------------------------------
                                     Individual Grants
-------------------------- -------------- ------------------ ------------- ----------------- -----------------------------------
                                                                                                 Potential realizable value
                                             Percent of                                           at assumed annual rates
                                                Total                                              of stock appreciation
                              Options      options granted   Exercise or                            for option term (1)
                              granted       to employees      base price      Expiration     -----------------------------------
          Name              (# of Shs.)        in 2000          ($/Sh)           Date             5%($)             10%($)
-------------------------- -------------- ------------------ ------------- ----------------- ----------------- -----------------

John R. Putney                20,000            11.20%          $7.125         6/22/07           $58,012          $135,190
-------------------------- -------------- ------------------ ------------- ----------------- ----------------- -----------------

Paul M. Peduto                12,000             6.72%          $7.125         6/22/07           $34,807           $81,114
-------------------------- -------------- ------------------ ------------- ----------------- ----------------- -----------------

Leo C. Donahue                 6,000             3.36%          $7.125         6/22/07           $17,403           $40,557
-------------------------- -------------- ------------------ ------------- ----------------- ----------------- -----------------

Mark J. Terry                 12,000             6.72%          $7.125         6/22/07           $34,807           $81,114
-------------------------- -------------- ------------------ ------------- ----------------- ----------------- -----------------

(1) The potential gain is calculated from the closing price of Common Stock on the date of grants to executive officers. These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises and common stock holdings depend entirely on the future performance of the Common Stock and overall market conditions.



                    AGGREGATED OPTIONS EXERCISED IN 2000 AND
                    THE YEAR-END VALUE OF UNEXERCISED OPTIONS

          ----------------------- -------------- -------------- ------------------------- -----------------------------
                                                                       Number of              Value of unexercised
                                                                  Unexercised options         In-the-money options
                                     Shares                       at year-end 2000(#)        at year end 2000($)(1)
                                   acquired on                  ------------------------- -----------------------------
                                    exercise         Value            Exercisable/                Exercisable/
                   Name            (# of Shs.)    realized($)        Unexercisable               Unexercisable
          ----------------------- -------------- -------------- ------------------------- -----------------------------

          John R. Putney              8,440         25,940           40,800/33,800              $24,113/$14,350
          ----------------------- -------------- -------------- ------------------------- -----------------------------

          Paul M. Peduto               -0-            -0-            41,480/23,760               $51,835/$8,690
          ----------------------- -------------- -------------- ------------------------- -----------------------------

          Leo C. Donahue               -0-            -0-            61,240/17,160              $142,635/$4,465
          ----------------------- -------------- -------------- ------------------------- -----------------------------

          Mark J. Terry                -0-            -0-            30,560/23,040               $7,275/$8,600
          ----------------------- -------------- -------------- ------------------------- -----------------------------

         (1) The value of unexercised options is calculated using the difference between the option exercise price and the closing price of the common Stock reported by the Nasdaq National Market on December 31, 2000 ($8.000 per share), multiplied by the number of shares that are subject to the options.

RETIREMENT BENEFITS

         EXECUTIVE SUPPLEMENTAL RETIREMENT ARRANGEMENT. An Executive Supplemental Retirement Arrangement between George W. Phillips and Bancorp and the Bank provides that Mr. Phillips is entitled to receive annual pension benefits of $62,400 beginning January 1, 1998.


DIRECTORS' COMPENSATION

         Directors of Bancorp receive $350 for each Board meeting that they attend. Members of the Board committees and committee chairmen receive $300 for each meeting that they attend.

         Directors of the Bank receive $350 for each Board meeting they attend. Committee members and committee chairmen receive $300 for each committee meeting they attend. In addition, each Director receives an annual fee of $3,000.

         Stephen G. Kasnet, who is Chairman of the Board of Bancorp and the Bank, in addition to receiving compensation for Board and committee meeting attendance, also receives an annual fee of $12,500.

         Employees of Bancorp or the Bank who are also Directors of Bancorp or the Bank do not receive directoral fees.

         In 2000, each Director received stock options for 3,000 shares of Bancorp Common Stock under the 1998 Incentive and Nonqualified Stock Option Plan, exercisable at the fair market value of Bancorp's Common Stock on the date of grant.

         George W. Phillips, who is a director of Bancorp, had a consulting agreement that expired on May 31, 2000. (See CONSULTING AGREEMENT - GEORGE W. PHILLIPS, above).

         Copies of the aforementioned agreements, plans and documents discussed under "Executive Compensation" are available for inspection at Bancorp's office, 10 Main Street, Peabody, Massachusetts 01960.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG WARREN BANCORP, INC., THE TOTAL RETURN INDEX FOR THE NASDAQ STOCK MARKETS (U.S. COMPANIES), AND THE TOTAL RETURN INDEX FOR NASDAQ BANKS.


[GRAPH OMITTED]




                   WARREN BANCORP, INC.
                        PRICE PLUS                WARREN                    NASDAQ                    NASDAQ
                     REINVESTMENT OF           BANCORP, INC.            U.S. COMPANIES                BANK
                   CUMULATIVE DIVIDENDS          (INDEXED)                  INDEX                     INDEX
                   --------------------        -------------            --------------                ------

  12/31/95          $     5.802                   100.00                    100.00                    100.00
  12/31/96                8.066                   139.02                    123.04                    132.04
  12/31/97               12.955                   223.29                    150.69                    221.06
  12/31/98               10.840                   186.83                    212.51                    219.64
  12/31/99                9.669                   166.65                    394.92                    211.14
  12/31/00               11.124                   191.73                    237.62                    241.08

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         The Bank makes and has made loans to certain of its officers and Directors and their associates. All of such loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. Management believes that such loans did not involve more than the normal risk of collectibility or present other unfavorable features.

         Certain loans or other extensions of credit to principal officers and Directors must be approved by the Bank's Loan Committee and the Board of Directors, and reported annually to the Massachusetts Commissioner of Banks. In addition, the Bank is subject to regulations of the Federal Deposit Insurance Corporation which (i) require that such loans to principal officers be made on the same rates, terms and conditions as loans to unaffiliated persons, and (ii) impose reporting requirements, approval procedures and limits on the amounts of such loans. As a matter of policy, the Bank also makes certain loans to other employees.

         Francis L. Conway, a Director of Bancorp, entered into an agreement as Principal of Conway, Cahill-Brodeur Real Estate, LLC, with Warren Five Cents Savings Bank to purchase property at 82 Lynn Street, Peabody, MA. The transaction price was $675,000, which was a market price as determined by an independent appraisal and was approved by the Bank's Board of Directors. None of the purchase price was financed by the Bank.

                         INDEPENDENT PUBLIC ACCOUNTANTS


         The firm of Arthur Andersen LLP has served as Bancorp's independent public accountants since 1997. Representatives of Arthur Andersen LLP have accepted an invitation to attend the Annual Meeting. They will have an opportunity to make a statement should they so desire and will be available to respond to appropriate questions.

         Below is a summary of the fees charged by Arthur Andersen LLP for services provided for the year ending December 31, 2000:

                  Audit fees                                   $85,000
                  Financial information systems
                    design and implementation fees                -0-
                  All other fees                                29,000


                                  OTHER MATTERS

         The cost of soliciting proxies will be paid by Bancorp. In addition to solicitation by mail, officers and employees of the Bank, who will receive no compensation for their services other than their salaries, may solicit proxies by telephone, telegraph or personal interview. Brokerage houses, nominees, fiduciaries and other custodians are requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their expenses.

         It is not anticipated that matters other than those set forth in the Notice of Annual Meeting and described in this Proxy Statement will be brought before the Annual Meeting, but if any such matters are properly presented, the persons named in the proxy will vote in accordance with their best judgment.


                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the next annual meeting of stockholders must be received by Bancorp on or before November 29, 2001 in order to be considered for inclusion in Bancorp's proxy statement. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in Bancorp's proxy statement and form of proxy and should be directed to: Clerk, Warren Bancorp, Inc., 10 Main Street, Peabody, MA 01960.

         In addition, a stockholder who wishes to present a proposal at the next annual meeting of stockholders must deliver the proposal to Bancorp at the address above. Bancorp must receive the proposal not earlier than December 1, 2001 and not later than March 1, 2002. The proposal must also comply with the other requirements contained in Bancorp's By-laws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

                                       By order of the Board of Directors


                                       Susan G. Ouellette, Clerk


March 26, 2001

                                    EXHIBIT A
                              WARREN BANCORP, INC.
                 FINANCE, AUDIT AND COMPLIANCE COMMITTEE CHARTER


I.       GENERAL STATEMENT OF PURPOSE

         The Finance, Audit and Compliance Committee of the Board of Directors (the "Audit Committee" or "Committee") of Warren Bancorp, Inc. (the "Company") assists the Board of Directors (the "Board") in general oversight and monitoring of management's and the independent auditors' participation in the Company's financial reporting process and of the Company's procedures for compliance with legal and regulatory requirements. The primary objective of the Audit Committee in fulfilling these responsibilities is to promote and preserve the integrity of the Company's financial statements and the independence and performance of the Company's external independent auditors.


II.      AUDIT COMMITTEE COMPOSITION

         The Audit Committee shall consist of at least three members who shall be appointed annually by the Board upon the recommendation of the Nominating Committee and shall satisfy the qualification requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Board shall designate one member of the Audit Committee to be Chairman of the Committee.


III.     MEETINGS

         The Audit Committee generally is to meet two times per year in person or by telephone conference call. Additional meetings may be held when deemed necessary by the Audit Committee.


IV.      AUDIT COMMITTEE ACTIVITIES

         The principal activities of the Committee will generally include the following:

A.       REVIEW OF CHARTER

         - Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

         B.       AUDITED FINANCIAL STATEMENTS AND ANNUAL AUDIT

         - Review the overall audit plan (both external and internal) with the independent auditors, the internal auditor and the Company's Chief Financial Officer.

         - Review and discuss with management (including the Company's Chief Financial Officer) and with the independent auditors:

                  (i) the Company's annual audited financial statements, including any significant financial reporting issues which have arisen in connection with the preparation of such audited financial statements;

                  (ii) the adequacy of the Company's internal financial reporting controls that could significantly affect the integrity of the Company's financial statements;

                  (iii) major changes in and other questions regarding accounting and auditing principles and procedures; and

                  (iv) the effectiveness of the Company's internal audit process, including evaluations of its Chief Financial Officer, Internal Auditor and any other relevant personnel. (This may be done outside the presence of management.)

         - Review and discuss with the independent auditors (outside of the presence of management if considered necessary) how the independent auditors plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995.

         - Review and discuss with the independent auditors (outside of the presence of management if considered necessary) any problems or difficulties that the auditors may have encountered with management or others and any management letter provided by the auditors and the Company's response to that letter. This review shall include considering:

                  (i) any difficulties encountered by the auditors in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information; and

                  (ii) any changes required by the auditors in the scope or performance of the Company's internal audit.

         - Discuss with the independent auditors such issues as may be brought to the Audit Committee's attention by the independent auditors pursuant to Statement on Auditing Standards No. 61 ("SAS 61").

         - Based on the Audit Committee's review and discussion (1) with management of the audited financial statements, (2) with the independent auditors of the matters required to be discussed by SAS 61, and (3) with the independent auditors concerning the independent auditors' independence, make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's annual Report on Form 10-K.

         - Request that the independent auditors provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, and review and discuss with the independent auditors the independent auditors' independence.

         -        Prepare the Audit Committee report required by Item 306 of
                  Schedule 14A of the Securities Exchange Act of 1934 (or any successor provision) to be included in the Company's annual proxy statement.

         C.       UNAUDITED QUARTERLY FINANCIAL STATEMENTS

                  Appoint the Committee chairman to review with management the contents of the meeting between management and the independent auditors regarding the independent auditors' review of the quarterly financial statements. (The agenda of the meeting will be sent to the Committee Chairman before his review with management.) If any issues arise in the review of the quarterly financial statements by the independent auditors that require specific reporting under SAS 71 by the independent auditors, such report will be made by the independent auditors to the Committee Chairman. If the Committee Chairman deems it necessary, he will call a meeting of the Committee at which the independent auditors will review their findings with the Committee.


         D. MATTERS RELATING TO SELECTION, PERFORMANCE AND INDEPENDENCE OF INDEPENDENT AUDITOR

                  - Recommend to the Board the appointment of the independent auditors. Instruct the independent auditors that the independent auditors' ultimate accountability is to the Board and the Committee as representatives of the Company's shareholders.

                  - Evaluate on an annual basis the performance of the independent auditors and, if necessary in the judgment of the Audit Committee, recommend that the Board replace the independent auditors.

                  - Require that the independent auditors provide the Audit Committee with periodic reports regarding the auditors' independence, which reports shall include but not be limited to a formal written statement setting forth all relationships between the independent auditors and the Company or any of its officers or directors. The Audit Committee shall discuss such reports with the independent auditors, and if necessary in the judgment of the Audit Committee, the Committee shall recommend that the Board take appropriate action to ensure the independence of the auditors or replace the auditors.


         E.       MATTERS RELATING TO THE INDEPENDENCE OF THE AUDIT COMMITTEE

                  - Periodically review the independence of each member of the Audit Committee and promptly bring to the attention of management and the Board any relationships or other matters that may in any way compromise or adversely affect the independence of any member of the Audit Committee or any member's ability to assist the Audit Committee in fulfilling its responsibilities under this Charter, including any such relationship or other matter that may have caused or may in the future cause the Company to fail to comply with the requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc.


         F.       GENERAL

                  - Review the appointment and replacement of the senior internal auditing executive.

                  - Advise the Board with respect to violations of the Company's Code of Conduct.

                  - Review the Company's Asset/Liability Policies, any proposed changes to the policy and approve the policy annually.

                  - Meet with the Company's Compliance Officer and review at both regularly scheduled meetings the Company's Community Reinvestment Act results and review the minutes of the Company's internal Compliance Committee and the internal Lending Compliance Committee.

                  - Meet with the Company's Security Officer and review at both regularly scheduled meetings the Company's Security Report.

                  - Review at both regularly scheduled meetings various internal audit reports and management's responses and approve annually the internal auditor's annual audit schedule.

                  - The Audit Committee may be requested by the Board to review or investigate on behalf of the Board activities of the Company or of its employees including compliance with laws, regulations or Company policies.

                  - Perform such other oversight functions as may be requested by the Board.

                  - In performing its responsibilities, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and the independent auditors. The Audit Committee shall have the authority to retain special legal, accounting or other professionals to render advice to the Committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditors or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

                  - Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether or not the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of the independent auditors' audit responsibilities, the independent auditors. It is also not the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws regulations or Company policies.

[X] PLEASE MARK VOTES              REVOCABLE PROXY
    AS IN THIS EXAMPLE           WARREN BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 2, 2001


     The undersigned hereby constitutes and appoints Stephen G. Kasnet, John R. Putney and Paul M. Peduto, and each of them, as Proxies of the undersigned, with full power of substitution, and authorizes each of them to represent and to vote all shares of Common Stock of Warren Bancorp, Inc. (the "Company"), held by the undersigned at its close of business on March 5, 2001, at the Annual Meeting of Stockholders to be held on Wednesday, May 2, 2001, at 10:00 a.m., at the Peabody Marriot Hotel, 8A Centennial Drive, Peabody, Massachusetts, or at any adjournments or postponements thereof.



                                     ---------------------------------
Please be sure to sign and date      Date
this Proxy in the box below.
----------------------------------------------------------------------



---Stockholders sign above---------Co-holder (if any) sign above)-----





                                  WITH-    FOR ALL
                         FOR      HOLD     EXCEPT
PROPOSAL #1:             [ ]       [ ]       [ ]

To elect seven Directors to hold office until the 2004 Annual Meeting of Stockholders and until their successors are duly elected and qualified.


     FRANCIS L. CONWAY                  ARTHUR J. PAPPATHANASI
     ARTHUR E. HOLDEN                   GEORGE W. PHILLIPS
     STEPHEN G. KASNET                  JOHN W. WOMACK
     LINDA LERNER

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.


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     When properly executed, this proxy will be voted in the manner directed by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR Proposal 1 and the Proxies are each authorized in their discretion to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof. A stockholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the postage-paid envelope provided.


    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED

                              WARREN BANCORP, INC.
--------------------------------------------------------------------------------
                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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